Nareit REITworld: 2025 Annual Conference December 9-10, 2025 www.maac.com Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements do not discuss historical fact, but instead are statements related to expectations, projections, assumptions and beliefs regarding the future. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance, achievements or outcomes to be materially different from the future results, performance, achievements or outcomes expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the results, performance, achievements or outcomes described in such statements will be achieved. The following factors, among others, could cause our actual results, performance, achievements or outcomes to differ materially from those expressed or implied in the forward-looking statements: adverse effects on occupancy levels and rental revenues due to unfavorable market and economic conditions; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to publicly update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: MAA Sand Lake, Orlando, FL

SECTION PAGE CONTENT 4-7 About MAA +30-year Public Company Platform with Successful Track Record of Outperformance 8-14 Improving Macro Environment Strong Demand Dynamics and Declining Supply Impact 15-18 Differentiated Portfolio Strategy Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance 19-26 Disciplined Capital Allocation Robust Development, Redevelopment and Tech-enabled Initiatives to Grow Value 27-29 Balance Sheet Strength Well Positioned to Support Continued Growth 30-35 Current Performance, 2025 Outlook, 2026 Considerations Building Momentum as Supply Impact Decreases 36-37 Sustainability Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service 38-46 Appendix Reconciliations & Definitions Table of Contents 1 2 3 4 5 6 7 8

1 | About MAA +30-year Public Company Platform with Successful Track Record of Outperformance MAA Nixie, Raleigh, NC

31 S&P 500 $22.0B Years Public Member Company Total Capitalization2 Strong Performance Platform ~2,500 ~104.7K ~$1B Associates Apartment Units ‘25F Development Pipeline A3/A- 8.1% 127 Moody’s/S&P Credit Ratings 10-Year Annual Compounded TSR3 At 11/28/2025 Consecutive Quarterly Cash Dividends Paid4 1 As of 9/30/2025 unless otherwise noted 2 See page 26 for the definition of Total Capitalization 3 TSR = Total Shareholder Return 4 MAA’s quarterly dividend has never been suspended or reduced since first dividend payment on May 10, 1994 AT A GLANCE1 MAA Sand Lake | Orlando, FL 1

Attractive Returns for Investors Core FFO Per Share Expected 5-Year CAGR of 6.3% High quality earnings stream; compounding Core FFO growth Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns Total Shareholder Return Superior Long-Term Returns for Investors* At November 28, 2025 1 YR 5 YR 10 YR 15 YR 20 YR MAA -13.7% 5.1% 8.1% 9.4% 9.6% PEER AVG* -15.5% 4.6% 4.3% 7.6% 7.5% 1 2025 Forecasted Core FFO per Share of $8.74 represents the midpoint of our guidance range of $8.68 to $8.80. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR ANNUAL COMPOUNDED 7.0% 10-Year CAGR Significantly Exceeds Sector Average 1

Full Cycle Earnings Outperformance with Significant Downside Protection Source: Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. Over the long-term, MAA’s Same Store NOI growth outperforms the peer average with less volatility LONG TERM AVERAGE 2000 – 2025F Higher Growth STANDARD DEVIATION 2000 – 2025F Lower Volatility SAME STORE NOI GROWTH 3.2% MAA 3.0% Peer Average1 SAME STORE NOI GROWTH 4.4% MAA 4.9% Peer Average1 Spread: 170bps Great Financial Crisis Spread: 280bps Dotcom Bubble Spread: 630bps COVID-19 Pandemic 1 1

2 | Improving Macro Environment Strong Demand Dynamics and Declining Supply Impact MAA Central Ave, Phoenix, AZ

Steady Demand Drivers for MAA Markets Move-ins from Non-MAA States Trailing 12 Months at 9/30/2025 MAA markets continue to capture positive in-migration trends; residents relocating outside our markets remains steady at 4% – 5% of our move-outs. Dallas | Charlotte | Nashville Phoenix | Charleston | Memphis Kansas City | Washington DC Area CA | NY | IL | NJ | MA | WA 48% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States >/= 13% TO MAA Portfolio Migration Trends 1 Source: Moody’s Economy.com, Census Bureau 2 Source: Census Bureau 3 REIT Peer Markets refers to markets in which REIT Peers AVB, CPT, EQR, ESS, UDR currently operate 2 5.4% 3.7% MAA MARKETS REIT PEER MARKETS 2025 Forecasted Weekly Earnings Increase2 2026 Forecasted Demand Drivers Outperform REIT Peer Markets1 STRONG demand trends in 2025 expected to continue to favor MAA Markets in 2026 3

Single Family Availability Down, Affordability Gap Widening Sources: Moody’s economy.com, Census Bureau, October 2025 Single Family Completions, YOY Change Sources: Moody’s economy.com, National Association of Realtors, October 2025 1 Estimated Mortgage Payment is calculated using the monthly median home price and average 30-year fixed mortgage rate assuming a 20% down payment; does not include PMI or other associated costs with single family home ownership. Average Mortgage Payment1 Up 96% Average MAA New Lease Price Up 26% (January 2020 through September 2025) Mortgage Payments1 in MAA Markets vs. MAA Rents Median House Price in MAA Markets is $417K AT 9/30/2025 2 Analysts estimate the nation has a shortage of 2 million to 5 million homes. Yardi Affordable Housing report July 2025 “ ”

Multifamily Starts have stayed below the long-term average for 10 consecutive quarters Low Supply Environment for Extended Period 1 Data from RealPage Market Analytics Multifamily Starts in MAA Markets (% of total units)1 PEAK STARTS Multifamily Starts Declining With starts in our markets trending downward starting in Q4 2022, we expect deliveries and supply pressure to follow a similar trend lagged by 2 years. TTM Starts 1.8% 2 This sets MAA up for what we expect to be an extended period of favorable demand/supply dynamics

UNDERPERFORMERS OUTPERFORMERS Austin < Atlanta > Dallas Nashville < Orlando > Houston Phoenix < Raleigh/Durham > Charleston Jacksonville < Washington D.C.> Richmond < Charlotte > < Tampa > 2026 Market Expectations MAA 2026 Revenue Expectations by Market3 2 New supply deliveries continue to drop with further decline expected in 2026 and 2027. As supply pressure eases, and concessions expire, pricing is expected to improve. 1 Source: Yardi Matrix 2 New Supply as percent of inventory pre-pandemic level covering 2018-2019 3 Underperformance, average performance and outperformance refer to MAA’s revenue growth expectations in 2026 relative to the rest of the MAA portfolio ~3.5% 2

Easing Supply Pressure Ahead, Stabilizing Market Occupancies MAA Market Occupancy, Including Lease-ups Improved Occupancy in MAA Markets Source: RealPage Market Analytics, October 2025 Slowing deliveries coupled with healthy absorption brought occupancy including lease-ups back to pre-pandemic levels for MAA markets Occupancy for MAA markets including lease-ups reached a low of 88% in May 2024 and recovered back to 93% as of September 2025 2

Potential NOI Outperformance with Continued Low Starts Great Financial Crisis Recovery Period 2011 - 2015 Starts approaching post GFC level 2 1 Source: RealPage Market Analytics 2 References MAA’s Average Same Store NOI Growth value of 3.2% on Slide 7 covering period of 2000-2025F 3 2025 starts annualized based on data available through Q3 2025 MAA AVG SAME STORE NOI GROWTH 5.7% 250bps higher than long term average2 3

3 | Differentiated Portfolio Strategy Diversified in High Growth Sunbelt Markets, Positioned for Full Cycle Outperformance MAA Robinson, Orlando, FL

Unique Diversification in High Growth Markets Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development(s) Underway Diversified within MARKETS1 Diversified by PROPERTY TYPES1,2 %NOI #SUBMARKETS 1 Atlanta, GA 11.7% 11 2 Dallas, TX 8.8% 10 3 Orlando, FL 7.9% 6 4 Tampa, FL 7.1% 7 5 Charlotte, NC 6.7% 9 6 Raleigh/Durham, NC 5.5% 10 7 Austin, TX 5.2% 7 8 Nashville, TN 4.7% 7 9 Houston, TX 4.0% 12 10 Charleston, SC 3.8% 4 Top 10 Markets3 74% 26% LARGE MARKETS1 MID-TIER MARKETS1 1 Based on gross asset value at 9/30/2025 for total multifamily portfolio 2 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories 3 Based on 3Q 2025 % Total Same Store NOI Our Mid-Tier Markets Create Stability throughout the Market Cycle Charleston + Greenville + Savannah Fredericksburg + Richmond Unmatched SUBMARKET DIVERSITY 3

Strong Resident Profile + Affordability = Solid Growth Opportunity SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 9/30/2025 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $109,896 19% 33 81% Dallas, TX $107,792 18% 33 82% Orlando, FL $104,208 22% 38 68% TOURISM Tampa, FL $114,522 21% 35 79% Charlotte, NC $105,209 18% 34 85% Raleigh/Durham, NC $97,978 18% 33 84% Austin, TX $90,730 18% 35 81% Nashville, TN $91,856 20% 34 80% Houston, TX $88,137 19% 34 84% OIL/GAS Charleston, SC $104,775 21% 33 86% Same Store $99,473 20% 34 81% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 9/30/2025 Healthcare Technology Finance/ Banking/ Insurance Education City/County/ State/Federal Government Manufacturing Food & Beverage Retail Professional Services Self Employed Same Store 14% 9% 8% 6% 5% 5% 5% 4% 4% 3% Collections remain strong | 99.7% of all rents collected in 3Q 2025 3 Rent to Income ratio lowest since 3Q 2020

Superior Customer Service Driving Record Resident Retention Customer Service Focus with Sector Leading Google Star Rating Single-Family Home Availability/Affordability Challenges Record Resident Retention Same Store Resident Turnover and Moveouts Associated with Single-Family Housing 1 Google Star Rating Sep 2025 YTD 4.7 OUT OF 5 GOOGLE STAR RATING1 #1 in sector Trailing 12-Month Resident Turnover Rate Moveout Rate Historically Low Turnover 3

4 | Disciplined Capital Allocation Robust Development, Redevelopment and Tech-enabled Initiatives to Grow Value MAA Milepost 35, Denver, CO

Development Pipeline Expansion Through In-House & “Pre-Purchase”* Opportunities Modera Liberty Row | NOW LEASING Charlotte, NC MAA Breakwater | NOW LEASING Tampa, FL *Pre-purchase developments are joint ventures and/or financing arrangements with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community (see definition of Lease-up Communities in this presentation’s accompanying Appendix). PRE-PURCHASE FINANCING MAA Plaza Midwood Charlotte, NC Modera Chandler Phoenix, AZ PRE-PURCHASE PRE-PURCHASE MAA Rove Richmond, VA MAA Milepost 35 II Denver, CO Established history and success of disciplined capital deployment Design and investment managed from an owner/operator perspective; long-term margins optimized IN-HOUSE IN-HOUSE IN-HOUSE 4 MAA Point Hope Charleston, SC PRE-PURCHASE

COMPLETED DEVELOPMENTS IN LEASE-UP AT 9/30/2025 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 Novel Val Vista 2, 3 Phoenix, AZ 317 $75.9 77.9% 1Q 2026 MAA Nixie 3 Raleigh/Durham, NC 406 144.4 28.8% 3Q 2026 TOTAL DEVELOPMENT LEASE-UPS 723 $220.2 50.3% Developments Poised to Deliver Additional Value ACTIVE DEVELOPMENTS AT 9/30/2025 PROPERTY MSA UNITS EXPECTED COST (IN MILLIONS) EXPECTED 1ST OCCUPANCY EXPECTED STABILIZATION1 MAA Breakwater 3 Tampa, FL 495 $197.5 1Q 2025 1Q 2027 Modera Liberty Row 3,4 Charlotte, NC 239 112.0 3Q 2025 4Q 2026 MAA Plaza Midwood 5 Charlotte, NC 302 101.5 2Q 2026 4Q 2027 Modera Chandler 5 Phoenix, AZ 345 117.5 2Q 2026 4Q 2027 MAA Milepost 35 II Denver, CO 219 78.0 2Q 2026 4Q 2027 MAA Rove Richmond, VA 306 99.5 1Q 2027 1Q 2028 MAA Point Hope5 Charleston, SC 336 91.0 1Q 2027 3Q 2028 TOTAL ACTIVE DEVELOPMENTS 2,242 $797.0 Source: Company 3Q 2025 Earnings Release Supplemental 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 2 MAA owns 80% of joint venture that owns property; right to purchase remainder after stabilization 3 Active or recently completed development projects currently leasing. 4 MAA financing 3rd party development of property; option for purchase after stabilization 5 MAA owns 95% of joint venture that owns property; right to purchase remainder after stabilization 6 Value creation calculated using adjusted proforma stabilized NOI for active developments and completed developments in initial lease-up at a 5.0% cap rate, less expected investment basis 7 Expected Core FFO per Diluted Share after cost of capital contribution upon stabilization of all projects. Based on current estimates of cost of capital and weighted average stabilized yield of 6%. The dilutive impact of these active and completed developments in lease-up to Core FFO in 2026 is expected to be $0.06. The impact of active and completed developments in lease-up to Core FFO in 2025 is expected to be $0.04. Expanded lease-up & development pipeline stabilizing into undersupplied environment All Active Developments + Completed Developments in Initial Lease-up AT 9/30/2025 $55M - $65M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $207M EXPECTED TOTAL VALUE CREATION6 $0.09 EXPECTED STABILIZED ANNUAL CORE FFO PER SHARE CONTRIBUTION7 4

2025 and Future Development Expectations msa Units STATUS Phoenix, AZ 280 Owned Raleigh/Durham, NC 226 Owned Kansas City, MO 88 Owned Denver, CO 421 Owned Nashville, TN 312 Controlled Northern VA 290 Controlled Northern VA 318 Controlled Charlotte, NC 336 Controlled Orlando, FL 698 Owned Denver, CO 259 Owned Denver, CO 520 Owned Atlanta, GA 294 Owned Denver, CO 181 Owned TOTAL 4,223 2026 Development Pipeline EXPECTED TO BE MAINTAINED AT APPROXIMATELY $1 - $1.2 Billion Near-Term Opportunities In: DENVER | KANSAS CITY | NASHVILLE NORTHERN VIRGINIA | PHOENIX $48M EXPECTED TOTAL STABILIZED2 INCREMENTAL NOI $191M EXPECTED TOTAL VALUE CREATION3 2025-2026 EXPECTED DEVELOPMENT STARTS1 1 Includes two expected construction starts in 2025 and four to five expected construction starts in 2026; total expected cost of approximately $800M 2 Stabilization of expected 2025/2026 development starts is expected to occur in 2028 to 2030 3 Value creation for development projects expected to start in 2025/2026 calculated using adjusted proforma stabilized NOI, at a 5.0% cap rate, less expected investment basis Future Development Pipeline: Land Sites EXPECTED CONTRIBUTION 6-7 total starts expected in 2025/2026 4

Compelling Acquisition Opportunities Latest Acquisitions Expected to Deliver Average NOI yields of ~6% after Concession Burn-off1 RECENTLY ACQUIRED COMMUNITIES AT 9/30/2025 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS PURCHASE PRICE (IN MILLIONS) PHYSICAL OCCUPANCY ACQUIRED EXPECTED STABILIZATION2 MAA Vale Raleigh/Durham, NC 306 $81.0 90.8% 2Q 2024 4Q 2025 MAA Cathedral Arts Dallas, TX 386 106.1 76.2% 4Q 2024 2Q 2026 MAA ONE283 Kansas City, KS 318 96.2 92.5% 3Q 2025 STABILIZED TOTAL ACQUISITIONS 1,010 $283.3 85.8% MAA Cathedral Arts, Dallas, TX MAA Vale, Raleigh/Durham, NC 1 Concessions expected to burn off approximately 12 months after expected stabilization 2 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 3 Subsequent to quarter end, MAA closed on an adjacent land parcel where we expect to develop an 88-unit, Phase II expansion 4 MAA ONE28, Kansas City, KS

Unit Interior Upgrades Continues to Drive Higher Value Unit Redevelopment Program Opportunity Approximately 12K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR-rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~25K unit upgrades from 2022-2025F 2022 2023 2024 2025F Production 6,574 6,858 5,665 5,500 – 6,500 Average Per Unit Cost $6,109 $6,453 $6,219 $5,500 – $6,500 Average Rent Increase 10.0% 7.1% 7.3% 6.75% – 7.0% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Opportunity with Incoming Supply MAA 3Q 2025 rents average approximately $410/unit less than new supply in our submarkets creating additional opportunities to enhance our existing communities 4

Repositioning Select Properties to Drive Additional Value MAA Harbour Island, Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens, Atlanta, GA MAA Gateway (Pet Spa), Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington, Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion Expected total spend in 2025 of $20M on 6 projects started in 2024 and 6-7 projects expected to start in late 2025/early 2026 All completed projects fully and/or partially repriced averaged approximately 14.6% cash on cash return with $109/unit rent increase (above market increase) 6-7 expected project starts in late 2025/early 2026 Before After 4

Platform Value Initiatives - Technology Enabled Final 3 same store properties complete in early 2025 ~$29 million of NOI (140bps margin) expected in run rate by mid 2025 Over 5,000 validated leaks detected from 2020-3Q2025; estimated expense/capital savings of $3.8 million Enables Self Guided Touring (SGT) which stands at 23.4% of all tours for current 65 piloted properties with higher tour to lease conversion rates; plan to expand to 100+ properties in 2026. SMART HOME TECHNOLOGY $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio Additional $2 million revenue from marketing agreements for the other half of portfolio DOUBLE PLAY/TELECOM AGREEMENTS Completed 4 ubiquitous Wi-Fi retrofits in 2024; expanding to 23 additional properties in late 2025/early 2026 Expect $5.9M of ongoing NOI once projects are complete and all leases have renewed or turned. Long term opportunity of $40 - $50 million NOI (120 bps margin) from this broader project COMMUNITY WI-FI Various AI/chat tools in place to help drive and produce quality leads, 24/7/365 Capture and process leasing leads in a more efficient and effective manner; 55% of our leads come through paid/organic search and cost ~1/3 of average ILS (Internet Listing Service) cost/lead WEBSITE Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours – time savings - annually) CENTRALIZED LEASE ADMINISTRATION Outsourcing renters’ insurance procurement and compliance Marginal NOI opportunity of $0.9 million before time savings consideration (8K hours – time savings - annually) RENTER’S INSURANCE 44 property manager pods now generating $2.6 million of annual expense savings; expect additional $3–$4 million by 2030 PODDING $50M $54M $25M+ 2020-2024 2025-2030 2027+ Estimated Total Annual NOI CONTRIBUTION Additional Additional 4 Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue MOBILE MAINTENANCE

5 | Balance Sheet Strength Well Positioned to Support Continued Growth MAA Fountainhead, Phoenix, AZ

Strong, Investment Grade Balance Sheet Well Positioned for Growth Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 9/30/2025, plus total debt outstanding at 9/30/2025, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $16.8B Common Equity $5.2B Total Debt + Preferred Debt + Preferred/Total capitalization: 23.8% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP One of Ten U.S. Public REITs to be A- Rated or Above AT 9/30/2025 5 Subsequent to quarter end… Expanded revolving credit facility from $1.25B to $1.5B Expanded commercial paper program from $625M to $750M Issued $400M, 7-year, unsecured senior notes at a coupon of 4.65% and January 2033 maturity

Well-Laddered Debt Maturities & Low Average Interest TOTAL DEBT MATURING 16.6% 5.8% 11.5% 7.7% 10.7% 5.7% 8.6% 7.6% - 6.6% 19.2% FIXED RATE DEBT INTEREST RATE 4.2% 1.2% 3.7% 4.2% 3.7% 3.1% 1.8% 5.4% - 5.1% 4.3% Debt maturity profile ($ in millions) AT 9/30/2025 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements. 2 Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended 9/30/2025. The following reconciliations are found in the accompanying Appendix: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt. 3Core FFO Payout Ratio is defined here as 3Q 2025 declared dividend rate divided by 3Q 2025 actual Core FFO/Share per 3Q 2025 company filings. TOTAL DEBT AVG INTEREST RATE 3.8% 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program. 91% Total Debt is Fixed Rate 1 29.3% 4.2x 70.1% Total Debt / Adjusted Total Assets1 Net Debt / Adjusted EBITDre2 Core FFO Payout Ratio3 CREDIT METRICS AT 9/30/2025 5 Subsequent to quarter end, refinanced 2025 maturing debt through unsecured bond offering with 2033 maturity

6 | Current Performance, 2025 Outlook, 2026 Considerations Building Momentum as Supply Impact Decreases MAA Westglenn, Denver, CO

Building Momentum The convergence of Sunbelt market dynamics + MAA’s growth initiatives and enhanced operating platform suggests coming OUTPERFORMANCE Absorption Continues (Concessions Abate Sunbelt Supply Slows Absorption Continues (Concessions Abate) Sunbelt Supply Slows Sunbelt Demand Outperforms Single Family Availability/ Affordability Remains Challenged Strong Resident Retention & Collections Strong Balance Sheet, Positioned for Growth Property Repositioning Projects Platform Initiatives/ Margin Expansion Unit Redevelopment Opportunities Increasing External Growth EXTERNAL MOMENTUM INTERNAL MOMENTUM 6

Building Momentum | 2025 Same Store Operating Trends Lease Over Lease Average Pricing Change 2025 same store 3Q 20241 4Q 20241 1Q 2025 2q 2025 3Q 2025 EFFECTIVE LEASES NEW LEASE -5.4% -8.1% -6.3% -4.8% -5.2% RENEWAL 4.1% 4.2% 4.5% 4.7% 4.5% BLENDED -0.2% -2.1% -0.5% 0.5% 0.3% Occupancy 2025 SAME STORE 3Q 20241 4Q 20241 1q 2025 2Q 2025 3Q 2025 AVG DAILY PHYSICAL OCCUPANCY 95.7% 95.6% 95.6% 95.4% 95.6% 1 Values calculated for 2025 Same Store group MAA Boggy Creek, Orlando, FL 3Q 2025 new lease, renewal and blended pricing improved over prior year. Current accept rates for renewals through December remain in the 4.5% to 4.9% range. 3Q 2025 occupancy improved 20bps from the prior quarter. Historic low turnover and low, current exposure point to continued strength in occupancy in line with expectations for the full year – strong November QTD occupancy of 95.7% vs. 95.5% for same period in the prior year. Mid-tier markets Savannah, Charleston and Greenville showed strong pricing power during the quarter. Atlanta and Dallas-Fort Worth showed encouraging progress. 6 IMPROVED 50BPS

Building Momentum | 2025F Same Store Outlook Effective Rent Growth1 [-0.60% … -0.40% … -0.20%] Property Revenue Growth [-0.25% … -0.05% … 0.15%] Average Physical Occupancy Steady occupancy expected for full year [95.5% … 95.6% … 95.7%] REVENUE Property Expense Growth [1.80% … 2.20% … 2.60%] Real Estate Tax Growth [-1.00% … -0.50% … 0.00%] EXPENSE Property NOI Growth [-1.85% ... -1.35% … -0.85%] NOI 2025 FULL YEAR GUIDANCE MIDPOINT 1 Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as defined in the Appendix, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit and Effective Blended Lease Rate Growth. SAME STORE PORTFOLIO MIDPOINT OF FULL YEAR GUIDANCE RANGE Actual = A; Forecasted = F 2024A Earn-in -40 bps 2025F Rent Growth* 0 bps 2025F EFFECTIVE RENT GROWTH -40 bps 2025F Occupancy/Delinquency 15 bps 2025F Other Revenue 20 bps 2025F PROP REVENUE GROWTH -5 bps *Expected contribution to 2025F Revenue from 2025F Blended Lease Pricing MAA LoSo, Charlotte, NC 6

Building Momentum | 2025F Core FFO Guidance Full Year 20252 [$8.68 … $8.74 … $8.80] Q4 20253 [$2.17 … $2.23 … $2.29] CORE FFO/SHARE1 CAPITAL SPEND INITIATIVES Unit Redevelopment Program Expect 5.5K to 6.5K units in 2025 [$35M … $40M … $45M] Property Repositioning Program [$16M … $20M … $24M] Ubiquitous Wi-Fi Program Expect 23 new installations in 2025 [$12M … $15M … $18M] MULTIFAMILY TRANSACTIONS/FINANCING Acquisitions/Dispositions $100M/$140M Development Funding Wholly-owned and pre-purchase JV deals [$300M … $325M … $350M] Debt Issuance Bond issuance for external growth and refinancing completed in 4Q $400M/4.65% Coupon/ Jan 2033 Maturity Share Repurchase Repurchased 103.4K shares at an average price of $132.32 per share under in-place repurchase authorization $13.7M (Through December 5, 2025) 1 In this context, per Share means per diluted common share and unit. 2 Forecasted Earnings per diluted common share of $4.18 to $4.30 ($4.24 midpoint) for full year 2025. See Appendix for Reconciliation of Non-GAAP Financial Measures. 3 MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year). 4 Property management expenses and General and administrative expenses as noted in Company filings 2025 GUIDANCE 2025 FULL YEAR GUIDANCE 2025 FULL YEAR GUIDANCE MIDPOINT MIDPOINT MIDPOINT CORPORATE EXPENSES Total Overhead4 Asset Management / Tech / Regional Support + G&A [$127M … $129M … $131M] 2025 FULL YEAR GUIDANCE MIDPOINT 6

Key Variables for 2026 2025 FORECASTED GROWTH 2026 EXPECTED GROWTH SAME STORE OPERATING EXPENSES 2.2%  Property Taxes -0.5%  Expect 3% (+/-) range in 2026; not expecting one-time benefits of 2025 ($2M-$3M impact) Personnel 4.0%  Slight decrease expected Repair & Maintenance 3.5%  Slight decrease expected Utilities 4.0%  Flat to slight increase due to timing of Wi-Fi initiative Office Ops/ Marketing 5.5%  Decrease expected due to Marketing comps Insurance -1.0%  Negative JUL25 renewal to benefit 1H26 Total overhead Prop Mgmt+g&a 0.5%  Expected 5% (+/-) range in 2026; investment in centralization initiatives Interest expense  Increased expense from 2025/2026 development deliveries (projected to be $700M) funded through leverage; 2H25 & 2H26 bond maturities at higher rate; capitalized interest flat compared to 2025 PRICING…Expected improvement as new supply continues to decline. New lease pricing expected to improve as compared to 2025, with improvement building throughout the year. Renewal pricing expected to remain relatively consistent with 2025 EARN-IN…Expected slightly negative earn-in for 2026 based on pricing through NOV25; actual earn-in will vary based on mix of new leases & renewal leases written during DEC25 OCCUPANCY…Occupancy, collections & turnover expected to be consistent with 2025 results OTHER REVENUE…Expected to grow in 3% to 4% range. Other Revenue is approximately 10% Total Revenue. revenue considerations expense considerations  Higher growth relative to 2025F growth  Growth in line with 2025F growth  Lower growth relative to 2025F growth Recently completed developments & non-same store acquisitions actively leasing up or recently completed lease-up are expected to contribute $0.01 to Core FFO in 2026 due to current high concessionary environment & its impact on pricing, occupancy & leasing costs. Annual Core FFO contribution of $0.10 expected once communities are fully stabilized for 12 months & concessions have expired. Acquisition/Disposition activity is expected to be slightly dilutive to earnings in 2026 due to the timing of dispositions under contract Redevelopment & repositioning programs expected to increase pace from 2025 levels with expected improvement of pricing environment Expect to maintain $1B pipeline of active developments throughout 2026 (4 - 5 new projects expected in 2026) Internal & external growth balance sheet considerations Refinanced $400M/4.2% bond in NOV25 at higher 4.755% effective rate $300M/1.2% debt maturing in SEP26; expect to refinance at higher rate Expect to redeem 8.5% preferred stock in OCT26 ($43.4M) $350M - $450M expected funding for current & new development projects Average debt balance expected to increase additional $450M - $550M from 2025 6

7 | Sustainability Program Aligns with Our Mission To Grow Value & Deliver Exceptional Service MAA Midtown Phoenix, Phoenix, AZ

A Brighter View for Today & Tomorrow: Our Sustainability Commitment 2025 GRESB Public Disclosure Score A 80 100 29 30 52 70 2025 GRESB SCORE THREE GREEN STARS MANAGEMENT SCORE PERFORMANCE SCORE 2024 GRESB RESULTS: SCORE: 80/100; MANAGEMENT: 29/30: PERFORMANCE: 51/70 ENERGY USE INTENSITY 35% GREEN HOUSE GAS INTENSITY 45% WATER USE INTENSITY 10% 2018 – 2028 REDUCTION GOALS Original goals achieved early – TARGETS RESET Our Open Arms Foundation provides fully-furnished apartment homes in MAA communities FREE of charge to individuals and families who must travel for critical medical treatment. 54 homes in 12 states Over 3,600 families helped Nearly 315,000 nights of rest provided A record $1.1 million in funding raised in 2024 DISCLOSURES COMMUNITY SERVICE RATING: B 2024 RATING: A 2025 ENVIRONMENTAL INITIATIVES MAA’s Corporate Sustainability Report includes GRI | SASB | TCFD | UN SDG disclosures and may be found on our website at www.maac.com Building Automation Systems Advanced Smart Irrigation Systems Photovoltaic Solar Project 7

8 | Appendix Reconciliations Definitions MAA Sand Lake, Orlando, FL

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD Included in Other non-operating expense (income) in the Consolidated Statements of Operations. For the three and nine months ended September 30, 2025 and the nine months ended September 30, 2024, gain on investments is presented net of tax expense of $1.0 million, $1.0 million and $0.8 million, respectively. For the three months ended September 30, 2024, loss on investments is presented net of tax benefit of $0.1 million. During the three and nine months ended September 30, 2025 and the nine months ended September 30, 2024, in accordance with its accounting policies, MAA recognized $8.9 million, $8.9 million and $8.0 million, respectively, of accrued legal defense costs that are expected to be incurred through July 2027. For the three and nine months ended September 30, 2024, $1.6 million and $2.5 million, respectively, of reconstruction-related capital expenditures relating to storm costs that have been reimbursed through insurance coverage are excluded from other capital expenditures. 8 Amounts in thousands, except per share and unit data   Three months ended September 30,     Nine months ended September 30,       2025     2024     2025     2024   Net income available for MAA common shareholders   $ 98,616     $ 114,273     $ 386,572     $ 358,131   Depreciation and amortization of real estate assets     155,267       145,256       458,407       430,470   (Gain) loss on sale of depreciable real estate assets     —       —       (71,842)     25   MAA’s share of depreciation and amortization of real estate assets of real estate joint venture     168       157       499       466   Gain on consolidation of third-party development (1)     —       (11,033)     —       (11,033) Net income attributable to noncontrolling interests     2,506       3,035       9,987       9,605   FFO attributable to common shareholders and unitholders     256,557       251,688       783,623       787,664   (Gain) loss on embedded derivative in preferred shares (1)     (2,009)     18,257       (3,292)     14,451   (Gain) loss on investments, net of tax (1)(2)     (4,396)     533       (4,733)     (2,873) Casualty related (recoveries) and charges, net (1)     (127)     (5,714)     (3,695)     (9,664) Legal costs, settlements and (recoveries), net (1)(3)     8,908       —       8,908       8,000   Core FFO attributable to common shareholders and unitholders     258,933       264,764       780,811       797,578   Recurring capital expenditures     (41,666)     (33,535)     (97,115)     (88,810) Core AFFO attributable to common shareholders and unitholders     217,267       231,229       683,696       708,768   Redevelopment capital expenditures     (16,331)     (12,769)     (49,175)     (33,767) Revenue enhancing capital expenditures     (20,820)     (21,924)     (56,112)     (60,566) Commercial capital expenditures     (3,108)     (1,211)     (9,837)     (4,281) Other capital expenditures (4)     (12,070)     (22,512)     (39,559)     (44,627) FAD attributable to common shareholders and unitholders   $ 164,938     $ 172,813     $ 529,013     $ 565,527                             Dividends and distributions paid   $ 181,830     $ 176,329     $ 545,411     $ 528,824                             Weighted average common shares - diluted     117,155       116,820       117,161       116,758   FFO weighted average common shares and units - diluted     120,022       119,954       120,004       119,919                             Earnings per common share - diluted:                         Net income available for MAA common shareholders   $ 0.84     $ 0.98     $ 3.30     $ 3.07                             FFO per Share - diluted   $ 2.14     $ 2.10     $ 6.53     $ 6.57   Core FFO per Share - diluted   $ 2.16     $ 2.21     $ 6.51     $ 6.65   Core AFFO per Share - diluted   $ 1.81     $ 1.93     $ 5.70     $ 5.91

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME 8 Dollars in thousands   Three Months Ended     Nine Months Ended       September 30, 2025     June 30, 2025     September 30, 2024     September 30, 2025     September 30, 2024   Net income available for MAA common shareholders   $ 98,616     $ 107,205     $ 114,273     $ 386,572     $ 358,131   Depreciation and amortization     156,650       153,521       146,722       462,521       434,764   Property management expenses     18,183       17,511       17,265       56,272       54,461   General and administrative expenses     12,525       12,813       12,728       40,957       42,444   Interest expense     46,277       45,111       42,726       136,549       124,352   Loss (gain) on sale of depreciable real estate assets     —       69       —       (71,842)     25   Other non-operating expense (income)     1,253       (4,722)     1,678       (4,303)     (2,604) Income tax expense     1,766       600       670       3,404       3,485   Income from real estate joint venture     (389)     (530)     (454)     (1,384)     (1,405) Net income attributable to noncontrolling interests     2,506       2,748       3,035       9,987       9,605   Dividends to MAA Series I preferred shareholders     922       922       922       2,766       2,766   Total NOI   $ 338,309     $ 335,248     $ 339,565     $ 1,021,499     $ 1,026,024                                   Same Store NOI   $ 322,028     $ 319,612     $ 327,906     $ 974,435     $ 990,860   Non-Same Store and Other NOI     16,281       15,636       11,659       47,064       35,164   Total NOI   $ 338,309     $ 335,248     $ 339,565     $ 1,021,499     $ 1,026,024

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre Included in Other non-operating expense (income) in the Consolidated Statements of Operations. During the three and twelve months ended September 30, 2025 and the twelve months ended December 31, 2024, in accordance with its accounting policies, MAA recognized $8.9 million, $8.9 million and $8.0 million, respectively, of accrued legal defense costs that are expected to be incurred through July 2027. 8 Dollars in thousands   Three Months Ended     Twelve Months Ended       September 30, 2025     September 30, 2024     September 30, 2025     December 31, 2024   Net income   $ 102,044     $ 118,230     $ 570,399     $ 541,576   Depreciation and amortization     156,650       146,722       613,373       585,616   Interest expense     46,277       42,726       180,741       168,544   Income tax expense     1,766       670       5,159       5,240   EBITDA     306,737       308,348       1,369,672       1,300,976   Gain on sale of depreciable real estate assets     —       —       (126,870)     (55,003) Gain on consolidation of third-party development (1)     —       (11,033)     (206)     (11,239) Adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates     351       340       1,395       1,363   EBITDAre     307,088       297,655       1,243,991       1,236,097   (Gain) loss on embedded derivative in preferred shares (1)     (2,009)     18,257       1,008       18,751   (Gain) loss on investments (1)     (5,357)     648       (9,913)     (7,809) Casualty related (recoveries) and charges, net (1)     (127)     (5,714)     (3,357)     (9,326) Legal costs, settlements and (recoveries), net (1)(2)     8,908       —       10,345       9,437   Adjusted EBITDAre   $ 308,503     $ 310,846     $ 1,242,074     $ 1,247,150

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE, NET AND SECURED NOTES PAYABLE, NET TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS (1) Included in Assets held for sale in the Consolidated Balance Sheets. (1) Included in Assets held for sale in the Consolidated Balance Sheets.   8 Dollars in thousands                 September 30, 2025     December 31, 2024   Unsecured notes payable, net   $ 4,836,998     $ 4,620,690   Secured notes payable, net     360,361       360,267   Total debt     5,197,359       4,980,957   Cash and cash equivalents     (32,249)     (43,018) Net Debt   $ 5,165,110     $ 4,937,939   Dollars in thousands                 September 30, 2025     December 31, 2024   Total assets   $ 11,926,585     $ 11,812,369   Accumulated depreciation     5,787,596       5,327,584   Accumulated depreciation for Assets held for sale (1)     —       30,218   Gross Assets   $ 17,714,181     $ 17,170,171   Dollars in thousands                 September 30, 2025     December 31, 2024   Real estate assets, net   $ 11,635,262     $ 11,515,418   Accumulated depreciation     5,787,596       5,327,584   Assets held for sale, net     —       7,764   Accumulated depreciation for Assets held for sale (1)     —       30,218   Cash and cash equivalents     32,249       43,018   Gross Real Estate Assets   $ 17,455,107     $ 16,924,002

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments.     Full Year 2025 Guidance Range       Low     High   Earnings per common share - diluted   $ 4.18     $ 4.30   Real estate depreciation and amortization     5.12       5.12   Gains on sale of depreciable assets     (0.60)     (0.60) FFO per Share - diluted     8.70       8.82   Non-Core FFO items (1)     (0.02)      (0.02)  Core FFO per Share - diluted     8.68       8.80   Recurring capital expenditures     (0.98)     (0.98) Core AFFO per Share - diluted   $ 7.70     $ 7.82   8

Definitions of Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges and (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges and (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets, gain on consolidation of third-party development and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. 8

Definitions of Non-GAAP Financial Measures Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and Accumulated depreciation for Assets held for sale. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Assets held for sale, net, Accumulated depreciation for Assets held for sale, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable,net and Secured notes payable,net less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. 8

Other Key Definitions OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Effective Blended Lease Rate Growth Effective Blended Lease Rate Growth represents the combined weighted average of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth from our Same Store Portfolio for the applicable period. Effective New Lease Rate Growth Effective New Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for new leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Effective Renewal Lease Rate Growth Effective Renewal Lease Rate Growth represents the growth in gross rent amounts after the effect of leasing concessions for renewal leases from our Same Store Portfolio that were effective during the applicable period as compared to the prior lease. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve month basis as of the end of the reported quarter. Same Store Portfolio (or Same Store) MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio. 8